Lord Abbett                       Mid-Cap
                               Value Fund

                                                              1997 ANNUAL REPORT

                                [GRAPHIC Birdhouse]

Designed to provide you with capital appreciation from a stock portfolio of midsized companies

                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended December 31, 1997


[PHOTO ROBERT S. DOW]

/s/ ROBERT S. DOW
--------------------
ROBERT S. DOW
CHAIRMAN

JANUARY 14, 1998

"Our goal: to provide our shareholders with the opportunity for better-than-market returns with less-than-market risk."

Lord Abbett Mid-Cap Value Fund completed fiscal 1997 on December 31. Below is an overview of class-specific data as of the close of the year.

                                      12 Months Ended         8 Months Ended
                                    December 31, 1997      December 31, 1997
                                    -----------------   ---------------------
                                             Class A     Class B     Class C
-----------------------------------------------------   ---------------------
Net asset value                               $ 13.37   $ 13.33     $  13.33
Dividends                                     $  0.23   $  0.05     $   0.05
Capital gains paid                            $  3.38   $  2.03     $   2.03
Total return**                                  +31.5%    +27.5%++     +27.5%++

In an environment of continuing economic growth, low inflation and rising stock market averages, your portfolio performed well. We attribute these strong returns to our continuing commitment to careful stock selection. Your portfolio does not seek to emphasize particular sectors, but, instead, focuses on investing in those companies we believe offer the best value in the mid-capitalization sector (companies with market capitalizations ranging from $500 million to $5 billion). At the close of the year, your portfolio had strong exposure to the insurance, specialty chemical and electric power sectors because we identified a number of companies in those industries offering exceptional value. Our goal: to provide our shareholders with the opportunity for better-than-market returns with less-than-market risk.

Over the coming year, we expect economic growth to slow and inflation to remain moderate. The yield on the benchmark 30-year U.S. Treasury bond should remain below 6% as 1998 progresses. We are watchful of the currency crises in Asia, but believe the absence of inflationary pressures in the U.S., combined with the virtual elimination of the Federal budget deficit, bodes well for the equity markets. Overall, we will continue to seek out value opportunities, focusing on those companies with the potential for relatively strong, predictable earnings in the economic environment we are forecasting.

We will temper our optimism with a note of caution. The stock market has provided handsome returns over each of the past three years. Investors should recognize that these returns are above historical norms and may be difficult to duplicate going forward. We continue to believe that active portfolio management and research-driven stock selection will provide you the best opportunity for attractive returns in the mid-cap market.

We remain committed to helping you achieve your long-term financial goals. Thank you for including Lord Abbett Mid-Cap Value Fund in your investment portfolio. We look forward to a long and prosperous relationship.

 * Class B and Class C shares were offered on May 1, 1997.

** Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

++ Not annualized.

The Mid-Cap Advantage

Lord Abbett Mid-Cap Value Fund is one of the few mutual funds in the industry that focuses on midsized companies while utilizing a value approach to investing. The Fund generally focuses on companies with market capitalizations ranging from $500 million to $5 billion. Because midsized companies operate from a smaller earnings base, it is mathematically easier for these companies to grow earnings at a faster rate than larger companies. Below are three reasons we believe opportunity exists in the mid-cap sector.

A Valuation Gap Exists

Mid-cap companies have been less followed by investment analysts and have been less a focus of investor interest in recent years. As a result, their price/earnings and price-to-book ratios are relatively attractive compared to large-cap companies. Also, we believe midsized companies offer the potential for higher growth rates than large companies.

Decreased Tax Burden

Tax rates for capital gains are lower than rates on ordinary income. By investing in mid-cap companies, the Fund derives a greater portion of its total return (price appreciation plus dividends) from capital appreciation than from income. The result: a smaller tax burden.

Targeted Investing Signals Opportunity

Midsized companies often concentrate their efforts on one product or service. This singular focus means management's efforts are not diluted across many industries.

The Fund Versus Inflation

Years pass and prices increase. It seems to be a fact of life. Another fact: if your purchasing power does not keep up with inflation, your standard of living will suffer. Historically, stocks have proven to be a successful defense against the erosion caused by inflation.

In our illustration, 1987 and 1997 are actual costs--then and now. "Mid-Cap Value Fund 1997" is what the 1987 amount would have grown to had it been invested in the Fund. Investments in Lord Abbett Mid-Cap Value Fund (up 324.1%) surpassed increases in the cost of living (up 39.8%) in these 10 years. Finding investments that grow faster than inflation is one important way to maintain--and enhance--your lifestyle.

                        [PHOTO OMITTED]       [PHOTO OMITTED]    [PHOTO OMITTED]
                        One-Year Private    One-Family House(1)     Income per
                       College Tuition(1)                           Capita(1)

1987                        $10,455            $106,300              $17,164
1997                        $18,357            $155,000              $19,573
--------------------------------------------------------------------------------
Mid-Cap Value Fund 1997     $44,340            $450,818              $72,793
--------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value Fund's results reflect total return at net asset value, with all distributions reinvested for the 10 years ended 12/31/97. See Important Information on page 2.

(1)   National average.

Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; Department of Commerce, Bureau of Economic Analysis Statistics.

Average Annual Total Returns

Average annual compounded total returns for periods ended 12/31/97, assuming deduction of the Class A share 5.75% maximum sales charge, with all distributions reinvested:
                                     1 year:               +23.90%
                                     5 years:              +15.86%
                                    10 years:              +14.87%*

The past performance of the Fund, stocks and inflation is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Value of a Managed Equity Portfolio

The cost of goods and services (as measured by the Consumer Price Index) has risen steadily over the past 10 years, increasing at an average of 3.4% per year. Over this time frame, the 6.0% average annual return of CDs outpaced inflation. However, investors in the Fund saw their $100,000 investment grow an average of 15.1% per year, to $408,346.

There is no doubt that when it comes to saving for near-term obligations, CDs are important. But, when investing for long-term goals such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Mid-Cap Value Fund can help your money work harder for you.

Cumulative Total
Returns Over
10 Years

The Fund:   308.3%
CDs:         79.7%
Inflation:   39.8%

Growth of $100,000: 12/31/87-12/31/97

                  [THE FOLLOWING IS SHOWN IN A LINE GRAPH]

DATE           THE FUND       SIX-MONTH CD        INFLATION (CPI)

1987            96292         100000              100000
1988           111334         107837              104419
1989           133710         117732              109272
1990           127505         127430              115945
1991           162388         135179              119497
1992           184250         140378              122964
1993           209961         145006              126343
1994           203105         151963              129723
1995           256089         161135              133016
1996           310447         169946              137435
1997           408346         179689              139775


(1) The Fund's results reflect the deduction of the Class A share reduced sales charge of 3.75% applicable to investments of $100,000. All distributions were reinvested.

(2)   Source: Salomon Brothers and The Federal Reserve Bank.

Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD's rate and principal are guaranteed if held until maturity. The Federal Deposit Insurance Corporation ("FDIC") insures CDs up to $100,000.

Important Information

Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Prior to May 1, 1997, the Fund had only one class of shares, which is now designated as Class A shares. Results for periods from May 1, 1997 onward relate to Class A shares. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 (or your investment professional) and ask for the Fund's current prospectus. If used as sales material after 3/31/98, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                                 Statement of Net Assets
                                 December 31, 1997

                                 Investments                                                                  Shares   Market Value
===================================================================================================================================
Investments in Common Stocks 98.48%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace 1.30%                 *Orbital Sciences Corp.-A space and information systems company that designs, manufactures, operates and markets a broad range
                                 of affordable space-technology products and satellite-based services        150,000   $  4,462,500
-----------------------------------------------------------------------------------------------------------------------============
Agricultural Equipment 2.04%     AGCO Corp.-Manufacturer and distributor of farm equipment
                                 machinery and parts worldwide                                               239,600      7,008,300
-----------------------------------------------------------------------------------------------------------------------============
Apparel 2.24%                   *Fruit of The Loom Class A-Producer of non-fashion apparel and
                                 undergarments                                                               300,000      7,687,500
-----------------------------------------------------------------------------------------------------------------------============
Auto Parts: After Market 3.58%   Echlin Manufacturing Co.-Manufacturer of auto and truck
                                 replacement parts                                                           150,000      5,428,125
                                 Snap-on, Inc.-Manufacturer and distributor of hand tools
                                 and diagnostic equipment for the automotive industry                        157,500      6,870,937
                                 Total                                                                                   12,299,062
-----------------------------------------------------------------------------------------------------------------------============
Banks: Regional 4.62%            Crestar Financial Corp.-Leading mid-atlantic regional bank                  100,000      5,700,000
                                 Cullen/Frost Bankers Inc.-Leading Texas bank                                100,000      6,068,750
                                 TCF Financial Inc.-Leading midwestern regional bank                         120,000      4,072,500
                                 Total                                                                                   15,841,250
-----------------------------------------------------------------------------------------------------------------------============
Banks: Savings and Loan .82%    *Golden State Bancorp Inc.-California savings and loan                        75,000      2,803,125
-----------------------------------------------------------------------------------------------------------------------============
Chemical: Specialty 8.40%        Crompton & Knowles Corp.-Specialty chemicals and plastic
                                 processing equipment manufacturer                                           250,000      6,625,000
                                 Hanna, M.A. Co.-Leading producer and distributor of plastic
                                 compounds, resins and additives                                             200,000      5,050,000
                                 Morton International Inc.-Producer of specialty chemicals
                                 and salt                                                                    100,000      3,437,500
                                *Polymer Group Inc.-Major global manufacturer of non-woven materials         777,300      7,384,350
                                 Witco Corp.-Producer of specialty chemicals and petroleum products
                                 for industrial and consumer applications                                    155,000      6,325,937
                                 Total                                                                                   28,822,787
-----------------------------------------------------------------------------------------------------------------------============
Communications Equipment 3.38%  *Plantronics, Inc.-Leading supplier of communication headset
                                 products and services to users and providers worldwide                      290,000     11,600,000
-----------------------------------------------------------------------------------------------------------------------============
Computer: Software 1.80%         Adobe Systems-Developer of computer software products                       150,000      6,187,500
-----------------------------------------------------------------------------------------------------------------------============
Containers 2.06%                 Ball Corp.-Manufacturer of aluminum, plastic and steel
                                 containers for the beverage and food industries                             200,000      7,062,500
-----------------------------------------------------------------------------------------------------------------------============
Drugs/Health Care Products 1.98% Mylan Laboratories-Leading producer of prescription generic
                                 drugs and brand-name dermatological products                                325,000      6,804,687
-----------------------------------------------------------------------------------------------------------------------============
Electric Power 7.49%             FirstEnergy Corp.-Major midwestern electric utility holding company         135,000      3,915,000
                                 Ipalco Enterprises Inc.-Major midwestern electric utility holding company   150,000      6,290,625
                                *Northeast Utilities-Major northeastern electric utility company             450,000      5,315,625
                                 SCANA Corp.-Major southeastern electric and gas utility holding company     215,000      6,436,562
                                 Sierra Pacific Resources-Western electric, water and gas utility
                                 holding company                                                             100,000      3,750,000
                                 Total                                                                                   25,707,812
-----------------------------------------------------------------------------------------------------------------------============
Electronics: Equipment 1.81%    *ACUSON Corp.-Manufacturer of medical diagnostic ultrasound
                                 imaging systems                                                              20,000        331,250
                                *Mettler-Toledo International-Manufacturer of scales and measuring
                                 devices                                                                     114,500      1,975,125
                                 Perkin-Elmer Corp.-Leading manufacturer of analytical instruments
                                 and life science systems                                                     55,000      3,908,438
                                 Total                                                                                    6,214,813
-----------------------------------------------------------------------------------------------------------------------============
Food 6.19%                       Dean Foods Co.-Major producer of dairy foods, canned and frozen
                                 vegetables                                                                  140,000      8,330,000
                                 Dreyer's Grand Ice Cream-Ice cream manufacturer and distributor             100,000      2,412,500
                                 Flowers Industries, Inc.-Major producer of baked goods and
                                 snack-food products in the U.S.                                             150,000      3,084,375
                                 Universal Foods Corp.-Manufacturer of yeast, flavorings, colorants
                                 and dried spices for the food industry                                      175,000      7,393,750
                                 Total                                                                                   21,220,625
-----------------------------------------------------------------------------------------------------------------------============
Health Care Services 4.32%      *Humana Inc.-Major U.S. provider of managed health plans                     300,000      6,225,000
                                *Sierra Health Services-Provider of managed health plans in Nevada
                                 and Texas                                                                   100,000      3,362,500
                                *Trigon Healthcare Inc.-Provider of managed health plans in Virginia         200,000      5,225,000
                                 Total                                                                                   14,812,500
-----------------------------------------------------------------------------------------------------------------------============
Insurance 10.52%                 Ace Ltd.-Insurance holding company specializing in property and
                                 casualty coverage                                                            75,000      7,237,500
                                 CMAC Investment Corp.-Major private mortgage insurance provider             115,000      6,943,125
                                 PennCorp Financial Group Inc.-Insurance holding company specializing
                                 in accident, sickness and life insurance                                    175,000      6,245,313
                                 ReliaStar Financial Corp.-Insurance holding company specializing in
                                 life insurance and group annuity contracts                                  120,000      4,942,500

                                 Statement of Net Assets
                                 December 31, 1997

                                                                                                          Shares or
                                 Investments                                                       Principal Amount    Market Value
===================================================================================================================================
                                 The Progressive Corporation-Insurance holding company specializing in
                                 non-standard auto insurance                                                 30,000    $  3,596,250
                                 Transatlantic Holdings Inc.-International property and casualty reinsurer  100,000       7,150,000
                                 Total                                                                                   36,114,688
-----------------------------------------------------------------------------------------------------------------------============
Leisure Time 1.97%              *TV AZTECA Sponsored ADR-Major Mexican television broadcasting company      300,000       6,768,750
-----------------------------------------------------------------------------------------------------------------------============
Machinery: Diversified 2.09%    *Coltec Industries Inc.-Diversified manufacturer of aerospace, defense
                                 and automotive products                                                    310,000       7,188,125
-----------------------------------------------------------------------------------------------------------------------============
Miscellaneous 2.86%              Jostens Inc.-Produces class rings, yearbooks and recognition products
                                 for schools and businesses                                                 275,000       6,342,187
                                 National Service Industries, Inc.-Diversified manufacturer of lighting
                                 equipment, rental uniforms and specialty chemicals                          70,000       3,469,375
                                 Total                                                                                    9,811,562
-----------------------------------------------------------------------------------------------------------------------============
Natural Gas Distribution 4.20%   Bay State Gas-Natural gas distributor in Massachusetts                      45,000       1,670,625
                                 Eastern Enterprises-Natural gas distributor in Massachusetts               150,000       6,750,000
                                 South Jersey Industries-Natural gas and fuel oil distributor in
                                 New Jersey                                                                  60,000       1,818,750
                                 Southwest Gas Corp.-Natural gas distributor in Arizona and Nevada          180,000       3,363,750
                                 Yankee Energy System Inc.-Natural gas distributor in Connecticut            30,000         800,625
                                 Total                                                                                   14,403,750
-----------------------------------------------------------------------------------------------------------------------============
Natural Gas Diversified 3.98%    NGC Corporation-Major U.S. marketer of natural gas, natural gas
                                 liquids, crude oil and electricity                                         200,000       3,500,000
                                 Sonat Inc.-Major diversified energy company with interests in
                                 natural gas pipelines, exploration and drilling                            100,000       4,575,000
                                 The Coastal Corporation-A diversified gas pipeline company                  90,000       5,574,375
                                 Total                                                                                   13,649,375
-----------------------------------------------------------------------------------------------------------------------============
Oil: Domestic Integrated 2.09%   Ultramar Diamond Shamrock Corp.-Refiner and marketer of
                                 petroleum products                                                         225,000       7,171,875
-----------------------------------------------------------------------------------------------------------------------============
Oil Well Equipment/Service 2.06% COFLEXIP S.A. Sponsored ADR-World leader in design, manufacture and installation of flexible pipe for offshore petroleum
                                 transportation                                                             127,400       7,070,700
-----------------------------------------------------------------------------------------------------------------------============
Paper and Forest Products 3.74% *Buckeye Technologies Inc.-Producer of specialty cellulose pulp             112,300       5,193,875
                                 Fort James Corp.-Producer of paper-based consumer products,
                                 packaging and communication papers                                         200,000       7,650,000
                                 Total                                                                                   12,843,875
-----------------------------------------------------------------------------------------------------------------------============
Real Estate Investment Trusts    Equity Office Properties Trust-Office building real estate
1.97%                            investment trust                                                            99,900       3,153,094
                                 Healthcare Realty Trust-Healthcare facility real estate
                                 investment trust                                                           125,000       3,617,188
                                 Total                                                                                    6,770,282
-----------------------------------------------------------------------------------------------------------------------============
Restaurants 1.48%               *Tricon Global Restaurants, Inc.-Major operator of fast food
                                 restaurants                                                                175,000       5,085,938
-----------------------------------------------------------------------------------------------------------------------============
Retail: Department and          *Proffitt's Inc.-Regional department store chain                            270,000       7,678,125
Merchandise 3.29%                Talbots Inc.-Women's apparel retailer                                      200,000       3,625,000
                                 Total                                                                                   11,303,125
-----------------------------------------------------------------------------------------------------------------------============
Retail: Specialty 2.31%         *Office Depot Inc.-Largest retail office supply store operator in
                                 North America                                                              200,000       4,787,500
                                *OFFICEMAX Inc.-Major operator of office product superstores                220,000       3,135,000
                                 Total                                                                                    7,922,500
-----------------------------------------------------------------------------------------------------------------------============
Tire and Rubber Goods 1.83%      Standard Products Co.-Manufactures plastic and rubber products
                                 for the automotive and appliance industries                                245,000       6,278,125
-----------------------------------------------------------------------------------------------------------------------============
Toys 2.06%                       Hasbro Inc.-Major U.S. manufacturer of toys and games                      225,000       7,087,500
-----------------------------------------------------------------------------------------------------------------------============
                                 Total Investments in Common Stocks (Cost $248,764,911)                                 338,005,131
===================================================================================================================================
Other Assets, Less Liabilities 1.52%
===================================================================================================================================
Corporate Obligations            American Express Credit Corp. 6.25% due 1/2/1998 (Cost $4,000,000)          4,000M       4,000,000
                                 --------------------------------------------------------------------------------------============
Cash and Receivables, Net of Liabilities                                                                                  1,230,488
-----------------------------------------------------------------------------------------------------------------------============
                                 Total Other Assets, Less Liabilities                                                     5,230,488
===================================================================================================================================
Net Assets 100.00%                                                                                                     $343,235,619
===================================================================================================================================

                                 Class A Shares-Net asset value ($334,399,531 / 25,011,117 shares outstanding)               $13.37
                                 Class B Shares-Net asset value ($5,417,449 / 406,303 shares outstanding)                    $13.33
                                 Class C Shares-Net asset value ($3,418,639 / 256,538 shares outstanding)                    $13.33

                                 The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are unaudited.
                                *Non-income producing.  See Notes to Financial Statements.

              Statement of Operations

Investment Income                                   Year Ended December 31, 1997
--------------------------------------------------------------------------------
Income        Dividends                             $  4,839,343
              Interest                                   492,786
              Total income                                           $ 5,332,129
              ------------------------------------------------------------------
Expenses      Management fee                           2,102,611
              12b-1 distribution plan-Class A            674,139
              12b-1 distribution plan-Class B             12,748
              12b-1 distribution plan-Class C              9,028
              Shareholder servicing                      340,578
              Reports to shareholders                     92,996
              Registration                                64,420
              Professional                                61,877
              Directors                                    6,000
              Other                                       17,998
              Total expenses                                           3,376,395
              ------------------------------------------------------------------
              Net investment income                                    1,955,734
              ------------------------------------------------------------------
Realized and Unrealized Gain on Investments
================================================================================
Realized gain from investment transactions
              Proceeds from sales                    160,481,497
              Cost of investments sold               115,209,629
              ------------------------------------------------------------------
              Net realized gain                       45,271,868
              ------------------------------------------------------------------
Unrealized appreciation of investments                32,524,523
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                       77,796,391
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $79,752,125
================================================================================
              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                        Year Ended December 31,
Increase (Decrease) in Net Assets                            1997          1996
================================================================================
Operations    Net investment income                  $  1,955,734  $  2,654,143
              Net realized gain from investment
              transactions                             45,271,868    25,461,909
              Net unrealized appreciation of
              investments                              32,524,523    17,866,612
              Net increase in net assets resulting
              from operations                          79,752,125    45,982,664
              -----------------------------------------------------------------
Undistributed (Overdistributed) net investment income
included in price of share transactions                   63,709        (47,257)
-------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income-Class A           (4,640,263)    (2,962,616)
              Net investment income-Class B              (16,865)             -
              Net investment income-Class C              (10,681)             -
              Net realized gain from investment
              transactions-Class A                   (70,221,872)   (19,436,362)
              Net realized gain from investment
              transactions-Class B                      (684,709)             -
              Net realized gain from investment
              transactions-Class C                      (433,661)             -
              Total distributions                    (76,008,051)   (22,398,978)
              -----------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares       46,415,746     18,759,962
              Net asset value of shares issued in
              reinvestment of net investment income
              and realized gain from investment
              transactions                            69,433,618     20,251,955
              Total                                  115,849,364     39,011,917
              -----------------------------------------------------------------
              Cost of shares reacquired              (33,569,347)   (32,549,103)
              -----------------------------------------------------------------
              Increase in net assets derived from
              capital share transactions              82,280,017      6,462,814
              ------------------------------------------------------------------
Increase in net assets                                86,087,800     29,999,243
-------------------------------------------------------------------------------
Net Assets
              Beginning of year                      257,147,819    227,148,576
              -----------------------------------------------------------------
              End of year (including undistributed
              (overdistributed) net investment income
              of $(1,047,804) and $1,600,652,
              respectively)                         $343,235,619   $257,147,819
              =================================================================

              See Notes to Financial Statements.

Financial Highlights

                                                                                                Class A Shares
                                                                -----------------------------------------------
                                                                                       Year Ended December 31,
Per Share Operating Performance                                  1997      1996      1995      1994       1993
===============================================================================================================
Net asset value, beginning of period                            $13.29    $12.18    $11.25    $12.65    $12.60
---------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment income                                        .08       .13      .162       .18       .16
      Net realized and unrealized gain (loss) on investments      3.61      2.19     2.383     (.545)     1.42
      Total from investment operations                            3.69      2.32     2.545     (.365)     1.58
      ---------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                        (.23)     (.16)     (.17)     (.16)     (.20)
      Distributions from net realized gain                       (3.38)    (1.05)   (1.445)    (.875)    (1.33)
      ---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $13.37    $13.29    $12.18    $11.25    $12.65
---------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  31.53%    21.22%    26.09%    (3.27)    13.95%
===============================================================================================================
      Ratios to Average Net Assets:
      Expenses                                                    1.25%     1.22%     1.27%     1.12%     1.22%
      Net investment income                                       0.74%     1.12%     1.48%     1.53%     1.35%
      =========================================================================================================

                                                           Class B     Class C
                                                           Shares      Shares
                                                         ----------- ----------
                                                          5/1/97(b)   5/1/97(b)
Per Share Operating Performance:                         to 12/31/97 to 12/31/97
==================================================================== ===========
Net asset value, beginning of period                        $12.14     $12.14
-------------------------------------------------------------------- -----------
      Income (loss) from investment operations
      Net investment loss                                        -(c)       -(c)
      Net realized and unrealized gain on investments         3.27       3.27
      Total from investment operations                        3.27       3.27
-------------------------------------------------------------------- -----------
      Distributions
      Dividends from net investment income                    (.05)      (.05)
      Distributions from net realized gain                   (2.03)     (2.03)
-------------------------------------------------------------------- -----------
Net asset value, end of period                              $13.33     $13.33
-------------------------------------------------------------------- -----------
Total Return(a)(c)                                           27.51%     27.51%
================================================================================
      Ratios to Average Net Assets(d):
      Expenses                                                1.29%      1.28%
      Net investment loss                                    (0.15)%    (0.13)%
================================================================================

                                                                           Year Ended December 31,
Supplemental Data for All Classes:           1997        1996        1995        1994        1993
=====================================================================================================
      Net assets, end of period (000)      $343,236    $257,148    $227,149    $190,788    $202,519
      Portfolio turnover rate                 56.96%      38.88%      41.42%      57.49%      33.42%
      Average commissions per share paid
      on equity transactions               $   .063    $   .064    $   .066         n/a         n/a
=====================================================================================================

  (a) Total return does not consider the effects of sales loads.
  (b) Commencement of offering Class shares.
  (c) Amounts less than $0.01.
  (d) Not annualized.
      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Distributor received $123,052 representing payment of commissions on sales of Class A shares after deducting $739,167 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income and net realized gain from investment transactions, if any, are declared annually. At December 31, 1997, undistributed net realized gain for financial reporting purposes aggregated $1,063,316.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. Capital The Company has authorized 105 million shares of $.001 par value capital stock designated Class A, 15 million shares of $.001 par value capital stock designated Class B and 15 million shares of $.001 par value capital stock designated Class C. Paid in capital amounted to $253,979,887 at December 31, 1997. Transactions in shares of capital stock were as follows:

                                       Year Ended                    Year Ended
                                December 31, 1997             December 31, 1996
                         ------------------------  -----------------------------
Class A                     Shares         Amount       Shares           Amount
-------------------------------------------------  -----------------------------
Sales of shares          2,714,070   $ 37,708,782     1,578,024    $ 18,759,962
Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions             5,431,935     68,327,594     1,867,268      20,251,955
Total                    8,146,005    106,036,376     3,445,292      39,011,917
-------------------------------------------------  -----------------------------
Shares reacquired       (2,480,990)   (33,318,181)   (2,748,622)    (32,549,103)
Increase in shares       5,665,015   $ 72,718,195       696,670    $  6,462,814
--------------------------------------------------------------------------------

                                                   May 1, 1997 (Commencement of
                                    offering Class shares) to December 31, 1997
                                -----------------------------------------------
                                       Class B Shares            Class C Shares
                                ---------------------  ------------------------
                                 Shares        Amount      Shares        Amount
-----------------------------------------------------  ------------------------
Sales of shares                  359,887   $5,284,991     233,963    $3,421,973
Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                      52,392      675,859      33,345       430,165
Total                            412,279    5,960,850     267,308     3,852,138
-----------------------------------------------------  ------------------------
Shares reacquired                 (5,976)     (87,713)    (10,770)     (163,453)
Increase in shares               406,303   $5,873,137     256,538    $3,688,685
-------------------------------------------------------------------------------

5. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $175,808,279 and $160,481,497, respectively.

As of December 31, 1997, unrealized appreciation based on cost for federal income tax purposes aggregated $89,240,220, of which $93,378,301 related to appreciated securities and $4,138,081 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial re porting purposes.

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at December 31, 1997, under a deferred compensation plan, were $313,000.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 1997, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
New York, New York
January 28, 1998

Copyright(C) 1998 by Lord Abbett Mid-Cap Value Fund, Inc. 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

  Our Management

  Board of Directors

  Robert S. Dow
  E. Wayne Nordberg
  E. Thayer Bigelow*+
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+
* Outside Director
+ Audit Committee

  Officers

  Robert S. Dow, Chairman and President
  Edward K. von der Linde, Executive Vice
  President and Portfolio Manager
  Kenneth B. Cutler, Vice President
  and Secretary
  Stephen I. Allen, Vice President
  Zane E. Brown, Vice President
  Daniel E. Carper, Vice President
  Daria L. Foster, Vice President
  Robert G. Morris, Vice President
  Robert J. Noelke, Vice President
  E. Wayne Nordberg, Vice President
  John J. Walsh, Vice President
  Paul A. Hilstad, Vice President
  and Assistant Secretary
  Thomas F. Konop, Vice President
  and Assistant Secretary
  Keith F. O'Connor, Vice President
  and Treasurer
  A. Edward Oberhaus III, Vice President
  Donna McManus, Assistant Treasurer
  Joseph Van Dyke, Assistant Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter

  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian

  The Bank of New York
  New York, NY

  Transfer Agent

  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent

  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors

  Deloitte & Touche LLP
  New York, NY

  Counsel

  Debevoise & Plimpton
  New York, NY

Lord, Abbett & Co.

                       A Tradition of Performance Through
               Disciplined
                    Investing

[PHOTO: John J. Walsh and Edward K. von der Linde]

(from left to right)
John J. Walsh, partner

Edward K. von der Linde,
portfolio manager--Lord Abbett
Mid-Cap Value Fund

A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 55 investment professionals have helped us earn the trust of investment professionals and investors for over 65 years.


About Your
Fund's
     Board of
     Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Mid-Cap Value Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, C. Alan MacDonald.

C. Alan MacDonald
Director--Lord Abbett
Mid-Cap Value Fund

[PHOTO OMITTED]

Mr. MacDonald is a graduate of Cornell University's School of Hotel Administration and has over 40 years of corporate management experience. He is currently the Managing Director of Directorship, a firm that focuses on the responsibilities of corporate boards.

Mr. MacDonald serves as director for Fountainhead Water Company, DenAmerica Corp., J.B. Williams and Exigent Diagnostics, Inc. He has been an independent director for all of Lord Abbett's funds since 1988.

     Investing in the
Lord Abbett
          Family of Funds

--------------------------------------------------------------------------------------------------------------------
GROWTH
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                              INCOME
--------------------------------------------------------------------------------------------------------------------
Aggressive    Growth Funds    Growth &         Balanced Fund    Income Funds         Tax-Free        Money
Growth Fund                   Income Funds                                           Income Funds    Market Fund

Developing    Global Fund-    Affiliated Fund  Balanced Series  Bond-Debenture       o National      U.S. Government
Growth Fund   Equity Series                                     Fund                 o California    Securities
              International   Growth &                          Global Fund-         o Connecticut   Money Market
              Series          Income Series                     Income Series        o Florida       Fund**+*
                                                                                     o Georgia
              Mid-Cap         Research Fund-                    Limited Duration     o Hawaii
              Value Fund      Large-Cap                         U.S. Government      o Michigan
                              Series                            Securities Series**  o Minnesota
              Research Fund-                                                         o Missouri
              Small-Cap                                         U.S. Government      o New Jersey
              Series                                            Securities Series**  o New York
                                                                                     o Pennsylvania
                                                                                     o Texas
                                                                                     o Washington

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Mid-Cap Value Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 28 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your investment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries:
800-821-5129

For Literature:
800-874-3733

For More Information:
800-426-1130

Visit Our Web Site:
http://www.lordabbett.com

 *Lord Abbett intends to close Lord Abbett Research Fund-Small-Cap Series to new investors in the first half of 1998. For information, call Lord Abbett Distributor LLC at 800-426-1130.
**An investment in this Fund is neither insured nor guaranteed by the U.S.
  Government.
 +There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is man aged to maintain, and has maintained, its stable $1.00 per share price.

[LOGO] LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing


LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203       LAMCVF-2-1297
                                                                          (2/98)